UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2017
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 10, 2017, Lincoln National Corporation (the "Company") filed a restatement of the Company's Amended and Restated Articles of Incorporation (the "Restatement") with the Secretary of State of Indiana.  The restatement incorporates the changes reflected in the Articles of Amendment approved by shareholders at the Company's Annual Meeting of Shareholders held on May 26, 2017.  The Restatement does not require shareholder approval under Indiana law.

A copy of the Restatement is filed as Exhibit 3.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	LNC's Restated Articles of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Andrea D. Goodrich
Name:	Andrea D. Goodrich
Title:	Senior Vice President and
Secretary

Date:  August 14, 2017

EXHIBIT INDEX

Exhibit Number	Description
3.1	LNC's Restated Articles of Incorporation